Exhibit 32.2 Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 I, Trudy McConnaughhay, Chief Financial Officer of PHI, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that: 1. the Annual Report on Form 10-K for the period ended December 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and 2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company. Date: February 23, 2018 By: /s/ Trudy McConnaughhay Trudy McConnaughhay Chief Financial Officer This certification shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.